ASSET PURCHASE AGREEMENT


     AGREEMENT made this 15th day of May, 1996, by and between IVF America, Inc., a Delaware corporation, doing business as IntegraMed America, having its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("Buyer") and W.F. Howard, M.D., P.A., with its principal place of business at 4325 North Josey Lane, Suite 308, Carrollton, Texas 75010 ( "P.A" or "Seller"). W.F. Howard, M.D., is the sole shareholder of P.A. ("Physician").


                                    RECITALS

     Buyer is engaged in the business of owning certain assets and providing management and administrative services to medical practices specializing in the provision of gynecological services, including treatment of human infertility, encompassing the provision of in vitro fertilization and other assisted reproductive services ("Infertility Services"); and

     Physician is licensed to practice medicine in Texas and is engaged in the practice of providing Infertility Services through P.A. (the "Practice");

     Seller wishes to sell and Buyer wishes to purchase certain assets utilized in connection with the Practice, and Buyer desires to acquire the exclusive right to provide management and related administrative services to Seller in connection with the continued operation of the Practice.

     Seller is willing to grant exclusive management rights to Buyer for management and related administrative services for the P.A., and Buyer wishes to provide such services.

     In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

               PURCHASE OF ASSETS AND EXCLUSIVE MANAGEMENT RIGHTS

          1.01 Assets of P.A.

                    Subject to the terms and conditions set forth in this Agreement and based upon the representations, warranties and covenants made herein, at the Closing (as herein defined), Seller shall sell, assign, convey and transfer to Buyer and Buyer shall acquire from Seller the assets and property of the P.A., together with all liens and encumbrances, as set forth in
Exhibit 1.01 (a) ("P.A. Assets").

          1.02 Exclusive Management Right

               P.A. grants to Buyer the exclusive right to manage P.A.'s business ("Exclusive Management Right") as more particularly set forth in the Management Agreement between Buyer and P.A. to be effective as of the Closing Date (the "Management Agreement"), the form of which agreement is attached hereto as Exhibit 1.02 and made a part hereof.

          1.03 Excluded Assets

               The terms P.A. Assets does not include, and Seller reserves and does not sell or transfer to Buyer any right, title or interest in, the assets listed in Exhibit 1.03 ( collectively, "Excluded Assets").


                                   ARTICLE II

                                 PURCHASE PRICE

          2.01 Purchase Price.

                  Upon and subject to the terms and conditions set forth herein and in consideration for the grant of the Exclusive Management Right , the sale of the P. C. Assets, and Seller entering into the Management Agreement, Buyer shall pay Seller the sum of $701,472.80 ("Purchase Price"):

          2.02 Manner of Payment

               (a) On the Closing Date, Buyer shall pay the Seller an initial payment of $100,000.00 for the Exclusive Management Right and $143,972.80 for the purchase of the P.A. Assets.

               (b) The balance of $457,500.00 for the Exclusive Management Right shall be paid as follows: (i) $100,000.00 on the last business day of May 1997 and May 1998, (ii) $36,785.71 on the last business day of May 1999, 2000, 2001, 2002, 2003, 2004 and 2005, and (iii) payments provided for hereunder shall be paid notwithstanding the termination provisions of Article 8 of the Management Agreement.

          2.03 Allocation of Purchase Price

               The purchase price shall be allocated among the assets of the P.A. and the Exclusive Management Right as set forth in Exhibit 2.03 hereto, and the parties agree to respect such allocation for tax purposes and to cause all tax returns, including IRS Form 8594, to be filed consistent therewith.

          2.04 Closing Statement.

               Seller shall deliver to Buyer unaudited statements dated not more than three (3) days prior to Closing Date ( the "Closing Statement"), which shall set forth the dollar value as of the date of the Closing Statement of (a) the P.A. Assets provided for in paragraph _ of Exhibits 1.01 (a) and (b) the dollar amount of open accounts payable for the purpose of paragraph 2.05.

          2.05 Assumption of Liabilities

               Subject to the conditions herein set forth, from and after the Closing Date, Buyer shall assume and shall pay, perform and discharge (the following being collectively referred to as "Assumed Liabilities") only those liabilities set forth in Exhibit 2.05. Buyer shall not assume, acquire or otherwise become responsible or liable for any liabilities other than those specifically set forth herein and enumerated in Exhibit 2.05. Buyer agrees to advance funds to the Seller in an amount not to exceed $20,000.00 to be used by Seller for making payments on accounts payable arising prior to and existing as of the Closing Date. Buyer agrees to assist Seller in the management of the payables. Any such advances will be treated in accordance with Section 6.3 of the Management Agreement.


                                   ARTICLE III

                                     CLOSING

         The closing ( the "Closing") of the transactions contemplated by this Agreement shall be held at 5:00 p.m. on May 15, 1996 (the "Closing Date") at the offices of Seller, 4325 North Josey Lane, Suite 308, Carrollton, Texas 75010 or such other date or at such other time or location as to which Seller and Buyer may agree to in writing. The effective time of the Closing shall be 12:00 midnight on the Closing Date.


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF Seller

     Seller represent and warrant to Buyer, for the purpose of inducing Buyer to enter into and consummate this Agreement, that:

          4.01 Organization and Power

               (a) P.A. is a duly formed and existing professional association organized under the laws of Texas, whose sole shareholder is Physician. Physician is duly licensed to practice medicine in the State of Texas.

               (b) Seller has full right, power and authority to enter into this Agreement and to consummate the transactions herein contemplated and Seller has received the consent of the Physician, as sole shareholder and sole director, authorizing and approving this Agreement and the transactions contemplated hereby.

               (c) This Agreement constitutes the valid and binding obligation of Seller fully enforceable against Seller in accordance with its terms.


          4.02 Authority; No Conflicting Instruments

               (a) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not, and with notice or the lapse of time or both would not, except for contracts, liens or encumbrances disclosed in Exhibits 1.01 (a) and 2.05 (i) result in the breach of any of the terms or conditions of, or constitute any default under, the Articles of Incorporation or By-Laws of Seller or under any mortgage, bond, indenture, agreement, lease or other instrument or obligation to which Seller is a party or by which it or any of its properties or assets may be bound, except for any such breach which does not materially adversely affect Seller or its business; (ii) violate any law or regulation relating to Seller; and (iii) violate any judgment, award, order, writ, injunction or decree relating to Seller.

               (b) No consent, approval or authorization of, or declaration or filing with any federal, state, local or foreign governmental or regulatory authority, or any other third party, is required in connection with the execution and delivery of this Agreement by Seller or the performance by Seller of the transactions contemplated by this Agreement, except for (i) consents of lessors under Seller's lease(s), real property or equipment; and (ii) any state licensing board approvals relating to Seller's business and (iii) any consents of third parties to contracts that are not material to Seller's business.

          4.03 P.A. Assets

               Seller has good and marketable title to the P.A. Assets , respectively and said P.A. Assets owned exclusively by Seller, free and clear of all liens, mortgages and encumbrances of any kind or nature, except as set forth on Exhibit 1.01(a).

          4.04 Financial Statements Attached hereto as Exhibit 4.04 are the unaudited financial statements of Seller consisting of balance sheets, and profit and loss statements for the years ended December 31, 1993, 1994 and 1995 and notes thereto, together with a balance sheet and a profit and loss statement for the Three-month period ended March 31, 1996 ( collectively, the "Financial Statements"). The Financial Statements are compiled on an income tax basis.

               (a) Seller does not have any liabilities, debts or obligations, whether accrued, absolute or contingent, and whether due or to become due, which are not reflected or reserved against in the Financial Statements in accordance with generally accepted accounting principles applied on a consistent basis. As of the date hereof, Seller has no unfunded liability under any Employee Benefit Plan ( as hereinafter defined) and there are no circumstances, conditions events or arrangements which may hereafter give rise to any such liabilities or obligations which may be asserted against Buyer under any such plan.

               (b) Seller has filed with appropriate federal, state and local authorities (or has obtained appropriate extensions of the time to file) all tax returns required by law, regulation or otherwise to be filed by Seller for all taxable periods ending on or prior to the date hereof for which tax returns have become due. Seller has paid or made adequate provisions for the payment of all taxes, penalties and interest which have or may become due for or during all taxable periods of Seller ending on or prior to the date hereof.

          4.05 Financial Position

               Since March 31, 1996:

               (a) There has not been (i) any change in the financial condition, assets, properties, liabilities, business or results of operations of Seller other than changes in the ordinary and usual course of business, none of which, individually or in the aggregate, has been adverse to the business or operations of Seller; (ii) any strike, labor trouble, employee dispute, property dispute, lease or contract dispute, loss or destruction or property, actual or threatened, claim or other event, adversely affecting, or which would adversely affect, the financial position or business of Seller.

               (b) Seller has not granted any wage or salary increase or bonus or any fringe benefits, or created or amended any Employee Benefit Plan or other fringe benefit plan (as hereinafter defined) or entered into any employment or labor contract with any director, officer, employee or group of employees, except for normal increases in a manner consistent with Seller's policies and practices.

          4.06 Licenses

               (a) Seller holds all such licenses, orders, approvals and permits ("Licenses") of every kind or nature which are material to the operation of Seller's business and operations and such Licenses are in full force and effect and no action., proceeding or, investigation has been instituted or threatened with reference to or affecting the existence of said Licenses. A list of all Licenses is set forth on Exhibit 4.06. Seller is in compliance in all respects with the terms and conditions of such Licenses and with all requirements, standards and procedures of the federal, state and local governmental or regulatory bodies which issued said Licenses.

               (b) Seller is in  compliance  in all material  respects  with all
federal,  state  and  local  laws,  ordinances,   codes,  regulations,   orders,
requirements, standards and procedures which are applicable to the Practice.

          4.07 Litigation

               (a) There are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, threatened against, involving or affecting Seller or Seller's properties or assets, except as set forth on Exhibit 4.07(a). Seller has no notice or knowledge of any outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting Seller or Seller's properties or assets except as set forth on Exhibit 4.07(a). Buyer shall have no liability or obligation with respect to any matter which arose out of Seller's operations prior to the Closing Date whether set forth on Exhibit 4.07(a).

               (b) Seller has received no notice of any violation of applicable law, order, regulation or requirement related to either Seller, the Practice, or P.A. Assets, and is not aware of any condition or state of facts that could result in any such notice.

          4.08 Third-Party Billings

               (a) All billings by Seller to third-party payors are true and correct in all respects and are in compliance in all respects with all applicable laws and regulations and the policies of such third-party payors.

               (b) Neither Seller nor any of it's officers, directors, employees or agents, on behalf of or for the benefit of Seller, directly or indirectly, has (i) offered or paid any amount to, or made any financial arrangement with, any of Seller's past or present customers or potential customers in order to obtain business from such customers, other than standard pricing or discount arrangements consistent with proper business practices (ii) given, or agreed to give, or is aware that there has been given, or that there is an agreement to make any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any past or present customer, supplier, source of financing, landlord, subtenant, licensee or anyone else at any time of the year (iii) made, or has agreed to make, or is aware that there is any agreement to make any political contribution or any contributions, payment or gifts of their respective funds or property to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift relates to the business of Seller and is illegal under the laws of the United States, any state thereof or any other jurisdiction (foreign or domestic), or (iv) made, or has agreed to make, or is aware that there have been, or that there is any agreement to make, any payments to any person with the intention or understanding that any part of such payment was to be used directly or indirectly for the benefit of any past or present customer, employee, supplier or landlord of Seller, or for any purpose other than that reflected in the documents supporting the payments.

          4.09 Contracts and Agreements

               (a) Exhibit 4.09(a) is a list as of the date hereof of all the material contracts or agreements related to the business of Seller to which Seller is a party, all of which are valid and existing, in full force and effect, and binding upon the parties thereto in accordance with their terms. Seller has paid in full or accrued all amounts due thereunder which are currently due and as separately identified on Exhibit 4.09(a). Except as otherwise disclosed, no approval or consent of any person or entity is needed in order that the contracts and other agreements as listed continue in full force and effect with respect to Buyer from and after the Closing Date.

               (b) Seller and Physician are in compliance with all terms and provisions of all contracts material to the operation of the Practice and the P.A. or by which the Practice or any of the P.A. or the Exclusive Management Right is bound or affected; and all such contracts are legally valid and binding in accordance with their terms and in full force and effect except as may be limited by bankruptcy, moratorium, reorganization, insolvency and other similar laws of general application relating to or affecting the rights of creditors, and by general principles of equity.

               (c) All documents, Exhibits and other materials delivered or made available, by or on behalf of Seller to Buyer in connection with this Agreement and the transactions contemplated hereby, are true and complete. The information furnished by or on behalf of Seller to Buyer in connection with this Agreement and the transactions contemplated hereby does not, in light of the circumstances under which the statements contained in the information so furnished are made, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not false or misleading. There is no fact which Seller has not disclosed to Buyer which adversely affects, or insofar as Seller can foresee, will adversely affect the P.A. Assets or the ability of Seller to perform its obligations under this Agreement or any other agreement entered into in connection with this transaction.

          4.10 Insurance Seller has maintained at all times since January 1, 1985, with responsible and financially solvent insurance companies, adequate insurance covering risks of such types and in such amounts as are customary for other professional corporations of similar size engaged in Seller's business.
Exhibit 4.10 contains a true and complete list of all policies of insurance relating to comprehensive liability coverage, the amount of coverage, the period of coverage, the type of coverage and all pending claims under such policies.

          4.11 Personnel

               (a) Exhibit 4.11(a) lists each current employee, both full-time and part- time, of Seller and all current consultants of Seller and discloses their duties, the date of hire or contract, the annual compensation, bonuses and incentive arrangements with each.

               (b) Exhibit 4.11(b) describes all of Seller's fringe benefit plans generally available to Seller's employees ("Employee Benefit Plans"). Seller has complied with the terms and conditions of such Employee Benefit Plans. Seller has no obligations to establish or create any employee pension benefit plan or defined benefit plan for the benefit of any of its employees to become effective after the date hereof. Buyer shall have no obligations relating to the Employee Benefit Plans or the employees covered thereunder and Buyer shall have no obligations for employees of Seller arising out of federal or state law or case decisions as to employment matters arising prior to Closing Date except in each case for those obligations Buyer assumes hereunder relating to accrued salaries and wages ( including accrued vacation and sick leave) or permanent and temporary employees, any accrued bonuses of managerial employees and any accrued bonus hours of temporary employees of Seller.


                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, for the purpose of inducing Seller to enter into and consummate this Agreement, hereby represents and warrants to Seller that:

          5.01 Organization, Power and Authority

               (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority, corporate and otherwise, to carry on its business as now conducted and to own or lease and to operate its properties and assets now owned or leased and operated by it, to conduct the business of Seller and to consummate the transactions contemplated hereby.

               (b) The execution, delivery and performance of this Agreement by Buyer has been duly authorized by all requisite corporate action, and no further action or approval is required in order to constitute this Agreement as a valid, binding and enforceable obligation of Buyer, and this Agreement constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

               (c) The execution and delivery of this Agreement and the consummation of the transactions as herein contemplated will not violate any provisions of any applicable law or of the Certificate of Incorporation or By-Laws of Buyer, or any order, judgment or decree of any court or other agency of government binding on Buyer, or conflict with, result in a breach of or constitute ( with due notice or lapse of time or both) a default under any contractual obligation of Buyer, result in or require the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Buyer's properties or assets , require any approval of or any consent of any person under any contractual obligation of Buyer or conflict with or result in any breach or default under any of the terms, conditions or provisions of any indenture, mortgage, deed of trust or other instrument to which Buyer is a party or by which it or its properties may be bound or affected.

                                   ARTICLE VI

                                 INDEMNIFICATION


          6.01 Survival of Representations and Warranties

               The representations and warranties contained in this Agreement and in any instrument or certificate delivered pursuant to, or provided for in this Agreement ("Representations and Warranties"), shall survive the consummation of the transactions contemplated by this Agreement for a period of two (2) years after the Closing Date ( three years with respect to those in sections 4.01 and 4.02) provided, however, that the expiration of the applicable period would not preclude either party from indemnification by the other relating to any third-party Claim ( as defined herein). Each party to this Agreement shall be deemed to have relied upon each and every representation and warranty of the other party, regardless of any investigation made at any time by the party relying on such representation and warranty.

          6.02 Indemnification

               (a) After the Closing Date, Seller shall indemnify Buyer against, and defend and hold Buyer harmless from, all demands, claims, actions or causes of action, assessments, losses, damages, deficiencies, liabilities, costs and expenses ( including interest, penalties and reasonable attorneys' fees and disbursements) (excluding indirect, punitive and consequential damages) (hereinafter collectively called "Claim") arising out of or in connection with
(i) any breach of the Representations and Warranties, covenants or agreements of Seller contained in this Agreement or any agreement or instrument delivered by Seller pursuant to this Agreement; and (ii) the operations of Seller (including, but not limited to provision of services, actions of officers and directors, use of trademarks, service marks, logos or other proprietary symbols) on or prior to the Closing Date except as expressly assumed by Buyer pursuant hereto. Upon the assertion of any Claim against Buyer that may give rise to a liability of a Seller hereunder, Buyer shall notify said Seller of the existence of such Claim (which notice shall include a description thereof) and Buyer shall give said
Seller reasonable opportunity to defend and/or settle such Claim at said Seller's own expense and with counsel of its own selection, which counsel shall be reasonably satisfactory to Buyer; provided, however, that in the case of any Claim, Buyer shall have the right to participate in any administrative or judicial proceedings with respect to such Claim, at its expense and with counsel of its choice. If a Seller shall, after ten (10)- days notice thereof by Buyer, fail, in Buyer's judgment to take adequate action to defend any Claim, Buyer shall have the right to undertake the defense, compromise or settlement of such Claim on behalf of, for the account of, and at the risk of a Seller. If the Claim is one that cannot by its nature be solely defended by a Seller, then Buyer shall, at its expense, make available all information and assistance as may reasonably be requested by a Seller.

               (b) Buyer hereby agrees to indemnify Seller against, and to defend and hold Seller harmless from Claims arising out of in connection with
(i) any breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement or any agreement or instrument delivered by Buyer pursuant to this Agreement; and (ii) the management by Buyer of the P. A. after the Closing Date. Upon the assertion of any Claim that may give rise to a liability of Buyer hereunder, Seller shall notify Buyer of the existence of such claim (which notice shall include a description thereof). Seller shall give Buyer reasonable opportunity to defend and/or settle such Claim at its own expense and with counsel of its own selection, which counsel shall be satisfactory to Seller; provided, however, that in the case of any Claim, a Seller shall have the right to participate in any administrative or judicial proceedings with respect to such Claim, at its expense and with counsel of its choice. If Buyer shall, after ten (10) days- notice thereof by a Seller, fail to defend any Claim, said Seller shall have the right to undertake the defense, compromise or settlement of such Claim on behalf of, for the account of, and at the risk of Buyer. If the Claim is one that can not by its nature be solely defended by Buyer, then said Seller shall, at its sole expense, make available all information and assistance as may be requested by Buyer.

               (c) The respective rights of the parties to be indemnified by the other shall not in any way be limited by the existence or non-existence of insurance coverage.

               (d) This indemnification provision shall survive the Closing and shall be effective during the term of the Management Agreement and any extension thereof and for one year following the termination of the Management Agreement.


                                   ARTICLE VII
                                CERTAIN COVENANTS


          7.01 Conduct Prior to Closing Date

               During the period from the date of this Agreement through the Closing Date, Seller agrees to conduct its business in the ordinary and normal course of business. In connection therewith:

               (a) P.A. shall use its best efforts to (i) maintain all patient lists, records, billing and collection data, goodwill associated with the Practice, and all material files and records and intangible assets related to the continued operation of the Practice, (ii) preserve, protect and maintain the P.A. Assets (iii) use its efforts to preserve the good standing of the P.A. and to keep available the services of present employees and agents and to preserve the goodwill of suppliers, patients and others having business relationships with the P.A.; (iv) not sell, lease, or otherwise dispose of any of the P.A. Assets, or other properties, rights or claims, except in the ordinary course of business, without Buyer's written consent.

               (c) Seller shall not , without Buyer's prior written consent, do any of the following: waive or commit to waive any right of substantial value; sell, transfer, dispose of or encumber or commit to sell, transfer, dispose of or encumber the P.A. Assets; incur any indebtedness for borrowed money; make capital expenditures in excess of $5,000 in the aggregate; terminate any key employee or take any action that impairs the existing relationships between Seller and its employees and other persons and entities having business relations with Seller; or take any action in the conduct of its business which would be contrary to, or in breach of, any term or Representation or Warranty contained in this Agreement.

          7.02 Conduct After Closing Date

               Seller assumes any and all liabilities for taxes and deficiencies with respect to the operation of the Practice prior to the Closing Date.


                                  ARTICLE VIII

                            CONDITION TO OBLIGATIONS

          8.01 Conditions to Seller's Obligations The obligations of Seller under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by Seller by proceeding with the Closing:

               (a) The representations and warranties of Buyer set forth in this Agreement shall be true on and as of the Closing Date with the same effect as though made on such date. Buyer shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by Buyer prior to or on the Closing Date and Buyer shall have delivered to Seller a certificate, dated as of the Closing Date, to all such effects;

               (b) No suit, action or other proceeding shall be pending before any court or other government agency in which it is sought to restrain or prohibit performance of this Agreement or the consummation of the transactions contemplated herein or in connection herewith to subject Seller to liability on the ground that it has breached any law or duty or otherwise acted improperly, nor shall any such suit, action, or proceeding be threatened;

               (c) Buyer shall have delivered in form satisfactory to Seller and which is consistent with this Agreement the documents identified below:

                    1. A certified copy of a resolution of the Board of Directors of Buyer authorizing the execution and delivery of this Agreement, consummation of the transactions contemplated hereby and payment to Seller of the Purchase Price as herein defined.

                    2. The opinion of Claude E. White, Esq. legal counsel to Buyer, dated the Closing Date, in the form annexed hereto as Exhibit 8.01(c) 2.

                    3. An agreement of Buyer assuming the liabilities, including without limitation office and equipment leases, of Seller set forth on Exhibit
2.01 and taking assets subject to liens and encumbrances set forth on Exhibit 1.01(a).

                    4. Promissory Note in the amount of $457,500.00.

         8.02 Conditions to Buyer's Obligation The obligations of Buyer under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by Buyer by proceeding with the Closing:

               (a) The representations and warranties of Seller set forth in this Agreement shall be true on and as of the Closing Date with the same effect as though made on such date. Seller shall have performed all obligations and complied with by Seller prior to or on the Closing Date and Seller shall have delivered to Buyer, a certificate, dated as the Closing Date, to all such effects.

               (b) No suit, action or other proceeding shall be pending before any court or other government agency in which it is sought to restrain or prohibit performance of this Agreement or the consummation of the transactions contemplated herein or in connection herewith to subject Buyer to liability on the ground that it has breached any law or duty or otherwise acted improperly, nor shall any such suit, action or proceeding be threatened except as disclosed on Exhibit 4.07(a);

               (c) Seller shall have delivered in form reasonably satisfactory to Buyer and consistent with this Agreement the documents identified below:

                    1. A Certificate of Existence of Seller, dated not earlier than thirty (30) days prior to the Closing Date, from the Secretary of State of Seller's incorporation.

                    2. An assignment to Buyer transferring to Buyer all of the right, title and interest of Seller in and to all telephone numbers utilized by Seller in the operation of its business.

                    3. An assignment of all office and equipment leases listed on Exhibits 4.09 (a), including security deposits.

                    4. Such bills of sale and instruments of title as requested by Buyer as shall convey to Buyer all of the P.A. Assets , free and clear of all liens.

                    5. An assignment to Buyer of all executory agreements of Seller set forth on or referred to in Exhibit 4.09(a) including separate assignments of each agreement listed in Paragraph _ of Exhibits 1.01(a).

                    6. The opinion of Gary W. Blanscet, Esq., legal counsel to Seller and Physician, dated the Closing Date, in the form annexed hereto as
Exhibit 8.01(c) 6.

                    7. Certified copies of resolutions adopted by Seller's Board
of  Directors  and   Physician   authorizing   and  approving  the   transaction
contemplated by this Agreement.


                                   ARTICLE IX

                              RESTRICTIVE COVENANTS

          9.01 Seller and Physician acknowledge and recognize the highly competitive nature of Seller's business and agree that they will not, for a period of one (1) year from and after the termination of the Management Agreement, pursuant to Article 9 thereof, enter into an agreement with any other person or entity specializing in managing labs or medical practices similar to P.A.'s practice business or which is in competition with Buyer to provide management and administrative services to the P. A.

          9.02 Seller and Physician acknowledge and agree that the covenants contained in this Article IX are fair, reasonable and necessary in order to protect Buyer's expenditure for the P.A. Assets and therefore it is the desire and intent of the parties that the provisions of this Article shall be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Article shall be adjudicated to be invalid or unenforceable, such deletion shall apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. In addition, should any court determine that the provisions of this Article IX shall be unenforceable with respect to scope, duration or geographic area, such court shall be empowered to substitute, to the extent enforceable, provisions similar to those contained in this Article IX, or other provisions so as to provide to Buyer, to the fullest extent permitted by applicable law, the benefits intended by this Article IX.

          9.03 In the event of a breach or threatened breach by Seller of the provisions of this Article IX, Buyer shall be entitled to an injunction restraining Seller from such breach. Nothing contained in this Article IX shall be construed as prohibiting Buyer from pursing any other remedies available for such breach or threatened breach.

          9.04 The provisions of this Article IX are in addition to (and not in Lieu of) any agreement or covenant contained in any employment or other agreement between Seller and any employee as a result of this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

          10.01 Seller represents and warrants to Buyer that Seller has not dealt with or retained any broker or finder or agreed to pay any commission or fee to any broker or finder for or on account of this Agreement or the transactions contemplated hereby. Buyer represents and warrants to Seller that it has not dealt with or retained any broker or finder for or on account of this Agreement or the transactions contemplated hereby. Each party agrees to indemnify the other against any loss, cost or expense, including attorneys' fees, as a result of any claim for a fee or commission asserted by any broker or finder with respect to this Agreement or the consummation thereof whose claim arises through dealings with such broker or finder by the indemnifying party.

          10.02 If at any time after the Closing Date any further assignment, transfers or assurances in law are reasonably necessary or desirable to carry out the provisions of this Agreement, the parties to this Agreement shall execute and deliver any and all assignments, transfers, and assurances in law, and do all things, reasonably necessary or proper to such end and otherwise to carry out the provisions and intent of this Agreement.

          10.03 Any notice or other communication required, by, or which may be given pursuant to this Agreement shall be in writing and either personally delivered or mailed, certified or registered mail, postage prepaid, return receipt requested, or overnight courier, prepaid, and shall be deemed given when received. Any such notice or communication shall be sent to the address set forth below:

         If to Buyer, at:

                  IVF America, Inc.
                  One Manhattanville Road
                  Purchase, New York 10577-2100
                  Attention: Dwight Ryan, Vice President

         With a copy to:

                  IVF America, Inc.
                  One Manhattanville Road
                  Purchase, New York 10577-2100
                  Attention:  Claude  White, General Counsel

         And if to P.A., at:

                  W. F. Howard, M.D., P.A.
                  4325 North Josey Lane, Suite 308
                  Carrollton, Texas 75010
                  Attention: W.F. Howard, M.D.

         With a copy to:

                  Gary W. Blanscet, Esq.
                  14001 Dallas Parkway, Suite 1200
                  Dallas, Texas 75240

     Any party may change the persons and addressees to which notices or other communications are to be sent to it by giving written notice of any such change to the other party hereto.

          10.04 The headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

          10.05 All Exhibits referred to in this Agreement are deemed annexed hereto and made a part of this Agreement.

          10.06 This Agreement, together with the Exhibits:

               (a) Constitutes the entire agreement among the parties to it with respect to the purchase and sale of the P.A. Assets and supersedes all prior agreements and understandings;

               (b) may not be modified or discharged, nor may any of its terms be waived, except by an instrument in writing, signed by the party or parties to be charged; and

               (c) shall bind and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing expressed or mentioned in this Agreement is intended, or will be construed, to give any person, firm corporation or other entity, other than the parties to this Agreement and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any of its provisions.

          10.07 This Agreement may not be assigned by any party hereto without the prior written consent of the other party. No assignment or delegation of any rights or obligations hereunder shall release the assignor from any of its liabilities hereunder.

          10.08 The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

          10.09 This Agreement may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          10.10 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, irrespective of the principal place of business of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written by their respective duly authorized officers.


W. F. Howard, M.D., P.A.



By:  /s/W. F. Howard
    -----------------------
 .   W. F. Howard, M.D.
    President


IVF America, Inc.



By: /s/Peter Callan
    ----------------------------
    Peter Callan, Vice President